Exhibit (n)(3)

Power of Attorney

I, Michael J. Boyle, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Jeffrey Hawkins, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael J. Boyle

Name:	Michael J. Boyle

Title:	Director and President

Date:	June 24, 2025

Power of Attorney

I, Michael A. Ewald, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Boyle, Jeffrey Hawkins, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael A. Ewald

Name:	Michael A. Ewald

Title:	Chief Executive Officer

Date:	June 24, 2025

Power of Attorney

I, Jeffrey B. Hawkins, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeffrey B. Hawkins

Name:	Jeffrey B. Hawkins

Title:	Director

Date:	June 24, 2025

Power of Attorney

I, Amy Butte, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amy Butte

Name:	Amy Butte

Title:	Director

Date:	June 24, 2025

Power of Attorney

I, David G. Fubini, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ David G. Fubini

Name:	David G. Fubini

Title:	Director

Date:	June 24, 2025

Power of Attorney

I, Thomas A. Hough, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Thomas A. Hough

Name:	Thomas A. Hough

Title:	Director

Date:	June 24, 2025

Power of Attorney

I, Jay Margolis, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jay Margolis

Name:	Jay Margolis

Title:	Director

Date:	June 24, 2025

Power of Attorney

I, Clare S. Richer, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Clare S. Richer

Name:	Clare S. Richer

Title:	Director

Date:	June 24, 2025

Power of Attorney

I, Amit Joshi, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, James Goldman and Adriana Rojas Garzón as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amit Joshi

Name:	Amit Joshi

Title:	Chief Financial Officer

Date:	June 24, 2025

Power of Attorney

I, Adriana Rojas Garzón, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins and James Goldman as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Adriana Rojas Garzón

Name:	Adriana Rojas Garzón

Title:	Vice President

Date:	June 24, 2025